Initial Public Offering	12 Months Ended
Dec. 31, 2025
CIK_0001843477_Spring Valley Acquisition Corp. II
Initial Public Offering
Initial Public Offering

Note 3 — Initial Public Offering

On October 17, 2022, the Company consummated its Initial Public Offering of 23,000,000 Units, including the issuance of 3,000,000 Units as a result of the underwriters’ full exercise of their over-allotment option, at $10.00 per Unit, generating gross proceeds of approximately $230.0 million, and incurring offering costs of approximately $13.4 million, of which approximately $8.1 million was for deferred underwriting commissions.

Each Unit consists of one share of Class A ordinary shares, one-half of one redeemable warrant and one Right to receive one-tenth (1/10) of one Class A ordinary share. Each Public Warrant entitles the holder to purchase one share of Class A ordinary shares at a price of $11.50 per share, subject to adjustment (see Note 6).